UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 2, 2008

                          EMERGING MEDIA HOLDINGS, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     000-52408                13-1026995                     Nevada
     ---------                ----------                     ------
  (Commission File           (IRS Employer               (State or Other
      Number)              Identification No.)           Jurisdiction of
                                                          Incorporation)


                      1809 East Broadway Street, Suite 175
                              Ovieda, Florida 32765
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (407) 620-1063
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On May 2, 2008, Emerging Media Holdings, Inc. ("we", "us", "EMH" or the "Company") closed an acquisition of all of the outstanding shares of Media Top Prim Ltd., a corporation incorporated under the laws of the Republic of Moldova ("MTP"), pursuant to an Acquisition Agreement (the "Agreement"), executed as of January 24, 2008, and an Additional Agreement, amending the Agreement, dated as of May 2, 2008 (the "Amendment"), by and between the Company and MTP. The Agreement and the Amendment provide for the issuance of 1,000,000 shares of EMH Preferred Stock in exchange for all of the outstanding shares of MTP. The EMH Preferred Stock is, after a one-year period, convertible into restricted common stock of the company subject to the condition that the market price of the Company's common stock is not less than $4 per share, each share of Preferred Stock being convertible into one share of common stock.

MTP owns the "TNT-Bravo" channel (Mediatopprim LTD), the exclusive operator in Moldova of Russian channel TNT programs owned by Gazprom Media, a wholly-owned subsidiary of the Gazprom Corporation.

FOR THE FULL TERMS OF THE AGREEMENT AND THE AMENDMENT, PLEASE REFER TO THE COPIES OF THOSE AGREEMENTS FILED AS EXHIBITS 10.2 AND 10.3 TO THIS REPORT.

Item 3.02. Unregistered Sales of Equity Securities.

The following table sets forth the sales of unregistered securities since the Company's last report filed under this Item.


                                                              Principal          Total Offering Price/
   Date                Title and Amount         Purchaser     Underwriter        Underwriting Discounts
------------------------------------------------------------------------------------------------------
May 2, 2008            1,000,000 shares of     Owner of          NA               $4,000,000/NA
                       preferred stock,        Media Top
                       convertible under       Prim Ltd.
                       certain conditions
                       into 1,000,000 shares
                       of common stock


ITEM 7.01.        Regulation FD Disclosure.

See attached Press Release, dated May 5, 2008.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

 Exhibit No.    Description


   10.2 Acquisition Agreement dated January 24, 2008, between the Company and Media Top Prim Ltd.

   10.3 Additional Agreement, dated as of May 2, 2008, to Acquisition Agreement, dated January 24, 2008, between the Company and Media Top Prim Ltd.

   99.1         Press Release dated May 5, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EMERGING MEDIA HOLDINGS, INC.


                                By: /s/  Iurie Bordian
                                    ----------------------------------------
                                Name:  Iurie Bordian
                                Title: President and Chief Executive Officer


Date: May 5, 2008